EXHIBIT 99.2

                                  AMENDMENT ONE

                                       TO

                            ASSET PURCHASE AGREEMENT


THIS AMENDMENT ONE TO ASSET PURCHASE AGREEMENT (the "Amendment") is made and entered into as of the 13th day of April, 2005, by and among DBSXMEDIA, INC. a Delaware corporation ("dbsXmedia"); NETFRAN DEVELOPMENT CORP. (under name change to Ariel Way, Inc.), a Florida corporation ("AWI"); LORAL SKYNET NETWORK SERVICES, INC., a Delaware corporation ("LSNSI"); CYBERSTAR, L.P., a Delaware limited partnership ("CLP"); and CYBERSTAR, L.L.C., a Delaware limited liability company ("CLLC"). In this Amendment LSNSI, CLP, and CLLC may collectively be referred to as the "Sellers" and dbsXmedia, AWI, LSNSI, CLP, and CLLC may collectively be referred to as the "Parties".

                                                        WITNESSETH:

WHEREAS, on 18 February 2005 the Parties entered into that certain Asset Purchase Agreement (the "APA") for the sale by LSNSI, CLP, and CLLC to dbsXmedia of certain intangible and tangible assets used in connection with the business and operations of the Sellers' business television business;

WHEREAS, the Parties now wish to amend the APA;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants expressed herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. Exhibit A-1 to the APA is hereby deleted in its entirety and replaced with a new Exhibit A-1 in the form attached to this Amendment as Exhibit 1.

2. Exhibit A-3 to the APA is hereby deleted in its entirety and replaced with a new Exhibit A-3 in the form attached to this Amendment as Exhibit 2.

3. Exhibit A-5 to the APA is hereby deleted in its entirety and replaced with a new Exhibit A-5 in the form attached to this Amendment as Exhibit 3.

4. Except as specifically amended in this Amendment, the APA shall remain in full force and effect in accordance with its terms.

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IN WITNESS  WHEREOF,  the parties have entered into this Amendment to the APA on the day and year first above written.

         DBSXMEDIA, INC.


         By:_____________________________________________
         [Name]
         [Title]


         LORAL SKYNET NETWORK SERVICES, INC.


         By:_____________________________________________
         [Name]
         [Title]


         CYBERSTAR, L.P.

         By: LORAL CYBERSTAR, L.L.C., its general partner


              By:
                  -----------------------------------------------------
              Name]
              [Title]


         CYBERSTAR, L.L.C.


         By:_____________________________________________
         [Name]
         [Title]


         NETFRAN DEVELOPMENT CORP.  (UNDER NAME CHANGE TO ARIEL WAY, INC.)


         By:_____________________________________________
         [Name]
         [Title]